Fair Value Measurements (Details Textual) - USD ($)	5 Months Ended
	Dec. 31, 2019	Sep. 30, 2020
Fair Value Measurements (Textual)
Cash in trust account	$ 239,000	$ 698,000
Fair value measurements, Description	The investments held in the Trust Account were comprised mainly of U.S. government securities (in the amount of approximately $173 million), within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less, and approximately $1,600 in cash.